THIS AGREEMENT is dated    , 2000 and made

BETWEEN:-

(1) NEW EPOCH INFORMATION (BVI) LIMITED, a company incorporated under the laws of British Virgin Islands and whose registered office is situated at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Borrower"); and

(2) HANG FUNG GOLD TECHNOLOGY LIMITED, a company incorporated in Bermuda and whose registered office is at Clarendon House, 2 Church Street, Hamilton HM12, Bermuda and whose principal place of business in Hong Kong is situated at Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong (the "Lender").


BACKGROUND:-

The Lender has agreed, upon the terms and subject to the conditions of this Agreement, to make available to the Borrower a loan facility in the maximum aggregate amount of HK$50 million.


IT IS AGREED as follows:-

1.   DEFINITIONS AND CONSTRUCTION

1.1  Terms defined

In this Agreement, unless the context otherwise requires:-

"Advance" means an advance made or to be made by the Lender under this Agreement or, as the case may be, the outstanding principal amount of any such advance.

"Affiliate" means a Subsidiary or a Holding Company of the Lender or any other Subsidiary of that Holding Company.

"Auditors" means the auditors of the Borrower from time to time.

"Available Commitment" means, the Commitment at any time less the Outstandings.

"Banking Day" means a day (other than a Saturday) on which dealings in deposits in Dollars are carried on in Hong Kong and (if payment is required to be made on such day) on which banks are open for business in Hong Kong and the relevant place of payment hereunder.


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"Breakage  Costs" means the amount  determined  by the Lender to be the cost (if any) of liquidating deposits or re-employing funds taken or borrowed to make or to maintain the Loan or any part thereof.

"Commitment" means the Loan as reduced from time to time by any cancellation, or termination under the provisions of this Agreement.

"Default" means any Event of Default .

"Default Rate" means the annual rate determined by the Lender to be the aggregate of (i) the Margin, (ii) Prime or, if the provisions of Clause 9.1 apply, the cost to the Lender referred to in Clause 9.3(b) and (iii) 3% per annum.

"Dollars" and "HK$" means the lawful currency for the time being of Hong Kong.

"Drawdown Date" means in respect of any Advance, the date which is specified as the Drawdown Date therefor in the relevant Drawdown Notice or (as the context may require) the date on which that Advance is made to the Borrower.

"Drawdown Notice" means a notice substantially in the form of Schedule 1.

"Drawdown Period" means the period commencing on the date of this Agreement and ending on the earlier of (i) the date falling 36 months after the date of this Agreement and (ii) the first Banking Day on which the Available Commitment is zero.

"Event of Default" means any of the events or circumstances described in Clause 17.1.

"Facility" means the loan facility in the maximum aggregate amount of the greater of:

(a)  HK$50 million; and

(b) two-thirds of the proceeds of issues of debt or equity securities by the Lender (net of expenses attributable to such issues) from time to time,

to be made available on the terms set out in this Agreement.

"Final Repayment Date"  means the third anniversary of the first Drawdown Date.

"Financial Indebtedness" means any Indebtedness in respect of:-

     (a)  moneys borrowed and debit balances at banks; or

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


     (b)  any debenture, bond, note, loan stock or other security; or

     (c)  any acceptance credit; or

     (d) receivables sold or discounted (otherwise than on a non-recourse basis); or

     (e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset; or

     (f) leases entered into primarily as a method of raising finance or financing the acquisition of the asset leased; or

     (g)  currency swap or interest swap, cap or collar arrangements; or

     (h) amounts raised under any other transaction having the commercial effect of a borrowing or raising of money; or

     (i) any guarantee, indemnity or similar assurance against financial loss of any person,

but no particular indebtedness shall be taken into account more than once.

"GAAP" means accounting principles generally accepted in Hong Kong.

"Group" means the Borrower, any Subsidiary of the Borrower and any other company which is a Subsidiary of such company and references to a "member of the Group" shall be construed to mean any person or entity which is comprised within the Group.

"Holding Company" means in relation to any person, an entity of which that person is a Subsidiary.

"Hong Kong SAR" means the Hong Kong Special Administrative Region of the People's Republic of China.

"Indebtedness" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent, primary or collateral, several or joint, secured or unsecured, subordinated or unsubordinated.

"Interest Payment Date" means the last day of an Interest Period.

"Interest Period" means each period for the calculation of interest in respect of the Loan ascertained in accordance with Clauses 8.2 or 8.4.

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

"Loan" means the aggregate principal amount borrowed by the Borrower on the Drawdown Dates or (as the context may require) the aggregate principal amount owing to the Lender under this Agreement at any relevant time.

"London Banking Day" means a day on which Dollar deposits may be dealt with in the London interbank market.

"Margin" means 2.5% per annum.

"Outstandings" means at any relevant time the principal amount of the Advances owing to the Lender.

"Prime" means the prime lending rate as quoted by the Hongkong and Shanghai Banking Corporation Limited on the first Banking Day in the period in respect of which interest is to be calculated;

"Security Documents" means this Agreement, the charge over 50.1% of the issue share capital of the Borrower by New Epoch Holdings Limited and any other document executed from time to time by whatever person as a further security for the Borrower's obligations hereunder and "Security Document" means any of them;

"Security Interest" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance of any kind securing or conferring any priority of payment in respect of any obligation of any person and includes any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security in each case under any applicable law.

"Security Party" means each party to any Security Document (other than the Lender) and "Security Parties" shall be construed accordingly.

"Subsidiary" of a person means any company or entity directly or indirectly controlled by such person, for which purpose "control" means either ownership of more than fifty per cent. (50%) of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise.

"Taxes" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "Taxation" shall be construed accordingly.

1.2  Clause headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

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

1.3  Construction

In this Agreement, unless the context otherwise requires:-

(a) references to Clauses and Schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its Schedules;

(b) reference in a Clause to a sub-clause shall be a reference to a sub-clause of that Clause;

(c) references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Lender;

(d)  words importing the plural shall include the singular and vice versa;

(e) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

(f) references to a document or agreement being "in the agreed form" means any such document or agreement in the form approved and initialled by the Lender; and

(g) any reference to the "Lender" shall, where the context permits, be construed so as to include its and any subsequent successors and permitted assigns in accordance with their respective interests.


2.   THE FACILITY

     Subject to the terms of this Agreement, the Lender hereby agrees to make available to the Borrower a loan facility in the maximum aggregate amount of HK$50 million.

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

3.   PURPOSE

     The purpose of the Facility is to assist the Borrower in financing the development of the internet and e-commerce business of the Group and associated companies of a member of the Group and accordingly, the Loan shall be applied for that purpose but the Lender shall not be obliged to concern itself with the application by the Borrower of the Loan.


4.   THE LOAN

4.1  Drawdown

     Subject to the terms and conditions of this Agreement, an Advance will be made by the Lender to the Borrower, at any time and from time to time if the following conditions are fulfilled:-

(a) not later than 10:00a.m. (Hong Kong time) on the last Banking Day before the proposed Drawdown Date of the relevant Advance, the Lender has received from the Borrower a Drawdown Notice (receipt of which shall oblige the Borrower to borrow the amount therein requested on the Drawdown Date upon the terms and conditions of this Agreement);

(b) the proposed Drawdown Date of each Advance, is a Banking Day falling within the Drawdown Period;

(c) the proposed amount of the relevant Advance is equal to or less than the Available Commitment; and

(d) no Event of Default has occurred and is continuing or will occur as a result of the relevant Advance.

4.3  Payment of Proceeds

     All amounts to be made available by the Lenders to the Borrower shall be made available on the due date in Dollars in immediately available freely transferable cleared funds to the account of the Borrower.

4.4  Cancellation after Drawdown Period

     Any part of the Facility which shall not have been drawn down or cancelled by the end of the Drawdown Period shall at that time be automatically cancelled and the Available Commitments shall at that time be reduced to zero.


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

5.   CONDITIONS PRECEDENT

5.1  Documentary Conditions Precedent

     The obligation of the Lender under this Agreement shall be subject to the condition that the Lender, or its duly authorised representative, shall have received before the each Drawdown Notice is given, the documents and evidence specified in Schedule 2, each in form and substance satisfactory to the Lender.

5.2  Further conditions

     The obligation of the Lender to make available the Loan is subject to the further conditions that at the time of the making of the Loan:-

(a) the Lender has completed the acquisition of 49.9% of the issued share capital of the Borrower pursuant to the Sale and Purchase Agreement dated 24th June, 2000 entered into between, inter alia, the Lender and New Epoch Holdings International Limited for not less than 28 calendar days or if earlier, after the Lender has placed new shares in the Lender for an aggregate consideration of not less than HK$50 million;

(b)  no event mentioned in Clause 9.1 occurs or has occurred;

(c) the representations and warranties set out in Clause 15.1 are true and correct on and as of each such time as if each was made with respect to the facts and circumstances existing at such time; and

(d) no Default shall have occurred and be continuing or would result from the making of the Loan.


6.   REPAYMENT

6.1 The Borrower shall repay the Loan in full in one amount on the Final Repayment Date together with all interest accrued thereon and all other amounts payable hereunder.

6.2  No part of the Loan repaid shall be available for reborrowing.


7.   PREPAYMENTS AND CANCELLATION

7.1  Voluntary prepayments

     The Borrower may prepay, without premium or penalty, all or any part of the Loan on any Interest Payment Date or on any other Banking Day provided that:-

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


     (a) the Borrower shall have given to the Lender not less than 14 days prior written notice specifying the amount and proposed date of prepayment; and

     (b)  the  amount  of  any  partial   prepayment  shall  be  not  less  than
          HK$1,000,000 or an integral multiple thereof.

7.2  Additional Amounts on prepayments

     Prepayments under this Agreement shall be made together with accrued interest thereon and all other sums then due and payable under this Agreement.

7.3  Cancellation of the Loan

     The Borrower may, by giving to the Lender not less than 30 days' prior written notice specifying the amount to be cancelled, cancel without premium or penalty all or any part (but, if in part, being an amount of not less than HK$1,000,000 or integral multiples thereof) of the Facility. Any cancellation in part shall reduce the commitment of the Lender under the Facility rateably.

7.4  Irrevocability

     Any notice of prepayment or cancellation given by the Borrower under this Agreement shall be irrevocable, shall specify the date upon which such prepayment or cancellation is to be made and the amount of such prepayment or cancellation and shall oblige the Borrower to make such prepayment or cancellation on such date.

7.5  Limitation on prepayments

     The Borrower may not voluntarily prepay or repay all or any part of the Loan or cancel any part of the Loan under the Facility except at the times and in the manner expressly provided for in this Agreement. The Borrower shall not be entitled to reborrow any amount prepaid pursuant to this Agreement.

7.6  Application of prepayments

     The Lender shall apply any partial prepayment made in accordance with Clause 7.1 pro tanto against the Borrower's repayment obligations under Clause 6. Any prepayment made in accordance with Clause 9.4, Clause 10.1 or Clause 11 shall reduce rateably the remaining obligations of the Borrower under Clause 6.

8.   INTEREST

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

8.1  Interest Rate

     The Borrower shall pay interest in arrears on the Loan in respect of each Interest Period on the last day of such Interest Period at the rate per annum determined by the Lender to be the aggregate of (i) the Margin and
     (ii) Prime for that Interest Period.

8.2  Interest Periods

     The Interest Periods applicable to the Loan shall be of 12 months duration provided that:-

     (a) the first Interest Period in relation to the Loan shall commence on the first Drawdown Date;

     (b) each Interest Period (other than the first) shall commence on the last day of the preceding Interest Period;

     (c) if any Interest Period would otherwise end on a non-Banking Day interest payable in respect of that period shall instead be payable on the next following Banking Day in which case no adjustment is to be made to the amount of interest payable;

     (d) if any Interest Period commences on the last Banking Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month 12 months thereafter as the case may be, that Interest Period shall, subject to paragraph (e) end on the last Banking Day of such later calendar month;

     (e) any Interest Period which would otherwise extend beyond the Final Repayment Date shall instead end on that date.

8.3  Day Count Fraction

     Interest shall accrue from day to day, shall be calculated on the basis of the actual number of days elapsed and a 360 day year, including the first day of the period during which it accrues but excluding the last.

8.4  Default interest

     If the Borrower fails to pay any sum on its due date for payment under this Agreement, the Borrower shall on demand by the Lender pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at the Default Rate. Such interest shall be compounded monthly, or following such longer period as the Lender shall deem appropriate.


9.   SUBSTITUTE BASIS

9.1  Market disruption

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

     If, in relation to any Interest Period:-

     (a) the Lender determines (which determination shall be conclusive and binding) that by reason of circumstances affecting the Hong Kong interbank market generally, adequate and fair means do not or will not exist for ascertaining Prime for that Interest Period; or

     (b) the Lender determines that deposits in Dollars in the required amount for the relevant Interest Period are not available to it in the London interbank market or that Prime does not adequately reflect the cost to the Lender of obtaining funds for that Interest Period, the Lender shall promptly notify the Borrower accordingly.

9.2  Consultation and Agreement

     Immediately following the notification referred to in Clause 9.1, the Borrower and the Lender shall negotiate in good faith with a view to agreeing upon a substitute basis for determining the applicable interest rate. If a substitute basis is agreed within a period of 30 days after such notification or such longer period for discussion as the Borrower and the Lender may agree, that substitute basis shall take effect in respect of such Interest Period in accordance with its terms.

9.3  No agreement

     If a substitute basis is not so agreed and the Loan has been made, the Borrower shall pay interest on the Loan to the Lender for the relevant Interest Period at the rate per annum equal to the aggregate of:-

     (a)  the Margin; and

     (b) the cost (expressed as an annual interest rate) to the Lender of funding the Loan during the relevant Interest Period (as conclusively determined by the Lender).

9.4  Prepayment

     If a substitute basis is not so agreed pursuant to Clause 9.2, if the Loan has been made, the Lender or the Borrower may request the prepayment of the Loan, by giving written notice to the other specifying a prepayment date which is not less than 30 days after such notice is given. On the date specified in the notice the Facility shall be cancelled and the Borrower shall prepay the Loan in full together with interest thereon to the date of prepayment and all other sums payable hereunder. For this purpose, the interest rate from time to time applicable to the Loan shall be the rate as ascertained in accordance with Clause 9.3 in relation to the relevant period.

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


10.  INCREASED COSTS

10.1 If the result of any change in, or the introduction of, any law, regulation or regulatory requirement or any change in the interpretation or application thereof or compliance by the Lender or any of its Affiliates with any direction, request or requirement (whether or not having the force of law) of any central bank, monetary, regulatory or other authority (including, in each case without limitation, those relating to Taxation, capital adequacy, liquidity, reserve assets and special deposits) is to:-

     (a) subject the Lender or any of its Affiliates to Taxes or change the basis of Taxation of the Lender or any of its Affiliates with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income or profits of the Lender or any of its Affiliates imposed in the jurisdiction in which it is incorporated or in which its lending office under this Agreement is located); and/or

     (b) increase the cost of, or impose an additional cost on, the Lender or any of its Affiliates in relation to the making, maintaining or funding the Loan; and/or

     (c) reduce the amount payable or the effective return to the Lender or any of its Affiliates under this Agreement; and/or

     (d) reduce the Lender's or any of its Affiliates' rate of return on its overall capital by reason to a change in the manner in which it is required to allocate capital resources to its obligations under this Agreement; and/or

     (e) require the Lender or any of its Affiliates to make a payment or forgo a return on or calculated by reference to any amount received or receivable by it under or by reason of this Agreement,

     then and in each such case:-

     (i) the Lender shall notify the Borrower in writing of such event promptly upon its becoming aware of the same; and

     (ii) the Borrower shall on demand pay to the Lender the amount which the Lender certifies as the amount required to compensate the Lender or its Affiliates for such increased cost, reduction, payment or forgone return; and

     (iii)the Borrower and the Lender shall discuss in good faith whether any alternative arrangement may be made to avoid such increased cost, reduction, payment or foregone return. If no such alternative arrangement is agreed, the Borrower may prepay the Loan together with accrued interest thereon to the date of actual payment, on giving not less than 30 days' prior written notice to the Lender, provided that such notice is given within 60 days of the notification under paragraph (i) above. The Facility shall be cancelled on the giving of such notice..

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

10.2 Allocation

     The Lender may in good faith allocate or spread costs and/or losses among its assets and liabilities (or any class thereof) or such basis as it reasonably considers appropriate. A demand may be made by the Lender under this Clause at any time whether or not the Loan has been repaid.

11.  ILLEGALITY

     If it shall become unlawful any change or introduction of any law, regulation, treaty, or official directive or any change in the interpretation or application thereof, shall make it unlawful or contrary to such regulation, treaty or official directive, as the case may be, in any jurisdiction applicable to the Lender for the Lender to make available or fund or maintain the Loan or to give effect to its obligations as contemplated hereby, the Lender shall promptly upon becoming aware of the same, by written notice to the Borrower, declare that the Lender's obligations shall be terminated forthwith whereupon the Borrower will if so required pursuant to such law, regulation, treaty or official directive prepay forthwith (or, if permitted by the relevant law, regulation, treaty or official directive, at the end of the then current Interest Period) the Loan. The Facility shall be cancelled on the giving of such notice.


12.  INDEMNITIES

12.1 General Indemnity

     The Borrower shall, on demand by the Lender, indemnify the Lender against all costs, losses, expenses and liabilities, including (without limitation) Breakage Costs and loss of margin, which the Lender may sustain or incur as a consequence of all or any of:-

     (a) any default in payment on the due date by the Borrower of any sum due or expressed to be due under this Agreement;

     (b)  the occurrence or continuation of any Event of Default or Default;

     (c)  any accelerated repayment under Clause 17 (Events of Default);

     (d) any failure to borrow in accordance with the Drawdown Notice, including any failure by it to satisfy any of the conditions in Clause 5;

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


     (e) any repayment or prepayment of the Loan or any part thereof (other than in accordance with the provisions of Clause 7); or

     (f) any payment of principal or an overdue amount being received from any source otherwise than on the last day of an Interest Period subject to Clauses 8.2 and 13.5.

12.2 Currency Indemnity

     If an amount due to the  Lender  from the  Borrower  in one  currency  (the
     "first currency") is received by the Lender in another currency (the "second currency"), the Borrower's obligations to the Lender in respect of such amount shall only be discharged to the extent that the Lender may purchase the first currency with the second currency in accordance with its normal banking practice. If the amount of the first currency which may be so purchased (after deducting any costs of exchange and any other related costs) is less than the amount so due, the Borrower shall indemnify the Lender against the shortfall.

13.  PAYMENTS

13.1 Place

     All payments by the Borrower under this Agreement shall be made to the Lender to its account at such office or bank as it may notify to the Borrower for this purpose.

13.2 Funds

     Payments under this Agreement shall be made for value on the due date at such times and in such funds as the Lender may specify as being customary at the time for the settlement of Dollars.

13.3 Set-off and counterclaim

     All payments made by the Borrower under this Agreement shall be made without set-off or counterclaim.

13.4 Refunds

     Where any sum is to be paid under this Agreement to the Lender for the account of another person, the Lender may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Lender, then the person to whom such sum was so made available shall on request refund such sum to the Lender together with interest thereon sufficient to compensate the Lender for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Lender for any and all loss or expense which the Lender may sustain or reasonably incur as a consequence of such sum not having been paid on its due date.

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

13.5 Business Day Convention

     When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment shall be the immediately following Banking Day and (subject to clause 8.2) the amount payable shall be adjusted accordingly.

13.6 Certificates

     Any certificate or determination of the Lender as to any rate of interest or any other amount pursuant to and for the purposes of this Agreement or any Security Document shall, in the absence of manifest error, be conclusive and binding on the Borrower. Any such certificate shall set out the basis of computation in reasonable detail.


14.  TAXES

14.1 Taxes

     If at any time the Borrower is required to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Agreement for the account of the Lender, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Lender receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrower shall indemnify the Lender against any losses or costs incurred by the Lender by reason of any failure of the Borrower to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Borrower shall promptly deliver to the Lender any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

14.2 Tax Credits

     If the Borrower pays any increased amount under Clause 14.1 and the Lender effectively obtains a refund of tax or credit against tax by reason of that payment, and if the Lender is able (in its sole opinion, which shall not be capable of being challenged) to identify that refund or credit as being attributable to that payment having regard to its other activities, then the Lender shall reimburse to the Borrower such amount as it shall determine (any such determination being conclusive) to be the proportion of that refund or credit as will leave the Lender after that reimbursement in no better or worse position than it would have been in if that payment had not been required. The Lender shall not be obliged to arrange its tax affairs in any particular manner or to disclose any information regarding its tax affairs or commutations to the Borrower.

15.  REPRESENTATIONS AND WARRANTIES

15.1 Representations and Warranties

     The Borrower represents and warrants to the Lender that:-

(a) Status: the Borrower is a company duly incorporated and validly existing under the laws of the British Virgin Islands and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

(b) Power and Authority: the Borrower has all legal power and authority to enter into this Agreement and each of the Security Documents to which it is a party and perform its obligations under this Agreement and each of the Security Documents to which it is a party and all action (including any corporate action) required to authorise the execution and delivery of this Agreement and each of the Security Documents to which it is a party and the performance of its obligations under this Agreement and each of the Security Documents to which it is a party has been duly taken (or, in the case of any board meetings required in respect of the same, will be duly taken prior to any Drawdown Date);

(c) Legal Validity: this Agreement and the Security Documents to which the Borrower is a party constitutes or, when so executed and delivered, will constitute legal, valid and binding obligations of the Borrower and, subject to the usual qualifications as to matters of law, enforceable in accordance with their terms;

(d) Non-conflict with laws: the entry into and performance of this Agreement and each of the Security Documents to which the Borrower is a party and the transactions contemplated by this Agreement and each of the Security Documents to which the Borrower is a party do not and will not conflict with or result in a breach of (i) any law, judgment or regulation or any official or judicial order, or (ii) the constitutional documents of the Borrower, or (iii) any agreement or document to which the Borrower is a party or which is binding upon it or any of its assets or revenues, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any of its assets or revenues pursuant to the provisions of any such agreement or document;

(e) No consents: no consent of, giving of notice to, or registration with, or taking of any other action in respect of, any governmental authority or agency in Hong Kong or any other relevant jurisdiction or any shareholders or creditors of the Borrower is required for or in connection with the execution, validity, delivery, enforceability and admissibility in evidence in proceeding of this Agreement and the Security Documents to which the Borrower is a party (other than registrations thereof at the Companies Registry in Hong Kong), or the carrying out by, the Borrower of any of the transactions contemplated hereby or thereby;

(f) Litigation: no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the Borrower, threatened against the Borrower or its assets which would adversely affect its financial condition or its ability to perform its obligations under this Agreement or the Security Documents to which it is a party;

(g) Taxes on payments: all payments to be made by the Borrower under this Agreement and each of the Security Documents to which the Borrower is a party may be made by the Borrower free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom;

(h) Pari passu ranking: the obligations of the Borrower hereunder rank at least pari passu with all its other present and future unsecured and unsubordinated obligations save for any obligations mandatorily preferred by law and not by contract;

(i) Ownership of assets: each member of the Group has good title to or valid leases of all its assets which are reflected in the financial statements as at the date hereof subject to no Security Interest except as disclosed in such financial statements or as created by the Security Documents or otherwise permitted under Clause 16.8;

(j) Tax Liabilities: the Borrower have complied with all Taxation laws in all jurisdictions in which they are subject to Taxation and have paid all Taxes due and payable by each of them; no material claims are being asserted against them with respect to Taxes;

(k)  No Default: no Default has occurred and is continuing;

(l) No Immunity: the Borrower is generally subject to civil and commercial law and to legal proceedings and neither the Borrower nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

(m) Other Information: all financial and other information (other than any plans or projections) supplied to the Lender by or on behalf of the Borrower or any other Security Party in connection with the Facility or the matters envisaged therein is to the best of the Company's knowledge (based on information available at the time) true and accurate in all material respects;

(n) Security Interests over Assets: save as may be permitted by Clause 16.8 or as created by the Security Documents, no Security Interest exists over all or any of the present or future revenues or assets of any member of the Group;

(o) Choice of Law: in any proceedings taken in the Hong Kong SAR in relation to this Agreement, the choice of the law of the Hong Kong SAR as the governing law of this Agreement and any judgment obtained in the Hong Kong SAR would be recognised and enforced.

15.2 Repetition

     The representations and warranties in Clause 15.1 shall be deemed to be repeated by the Borrower throughout the continuance of this Agreement as if made, with reference to the facts and circumstances existing from time to time.

16.  UNDERTAKINGS

16.1 Duration

     The undertakings in this Clause shall remain in force from and after the date hereof and so long as any sum remains payable under this Agreement.

16.2 Information

     The Borrower will furnish to the Lender:-

(a) as soon as they are available, but in any event within 90 days after the end of each of its financial years, copies of the audited financial statements (including a profit and loss account and balance sheet and in the case of the Borrower, prepared on a consolidated basis) of the Borrower and each of its Subsidiaries in respect of such financial year;

(b) as soon as they are available, but in any event within 60 days after the end of each half of each of its financial years, copies of the unaudited financial statements (including a profit and loss account and balance sheet prepared on a basis consistent with the audited financial statements of the relevant company and in the case of the Borrower, prepared on a consolidated basis) of the Borrower and each of its Subsidiaries in respect of such 6 months period;

(c) promptly on request, all notices or other documents despatched by the Borrower to the Borrower's shareholders or creditors (or any class thereof);

(d) promptly on request, such further information in the possession or control of the Borrower or of any of its Subsidiaries with respect to the financial condition and operations of the Borrower or any other member of the Group as the Lender may from time to time reasonably request;

(e) promptly, details of any actual, pending or threatened litigation, arbitration or administrative proceedings against the Borrower or any other member of the Group or any of their respective assets which might materially and adversely affect the Borrower's financial condition or its ability to perform its obligations under this Agreement.

All audited financial statements required hereunder shall be prepared in accordance with applicable laws and regulations of the British Virgin Islands and Hong Kong and generally accepted accounting principles and policies consistently applied and show a true and fair view of the financial position of the Borrower and each member of the Group or the Group, as the case may be, as at the end of, and the results of their respective operations for, the financial period to which they relate, and as at the end of such period.

16.3 Records

     The Borrower shall keep proper records and books of account in respect of its business and that of its Subsidiaries and permit the Lender and/or any professional consultants appointed by the Lender at all reasonable times upon prior notice to inspect and examine the records and books of account of the Borrower and its Subsidiaries.

16.4 Notification of Defaults

     The Borrower will notify the Lender in writing of any Default forthwith upon the occurrence thereof.

16.5 Compliance certificates

     The Borrower will within 90 days of the end of each of its financial years and also promptly at the request of the Lender from time to time furnish the Lender with a certificate signed by the Auditors certifying that no Default has occurred and is continuing or, if the same has occurred, specifying the Default or event and the steps being taken to remedy the same.

16.6 Consents

     The Borrower will obtain and promptly renew from time to time and thereafter maintain in full force and effect, and will comply with and promptly furnish certified copies to the Lender of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under this Agreement or the Security Documents to which it is a party or required for the validity or enforceability of this Agreement or the Security Documents to which it is a party.

16.7 Pari passu ranking

     The Borrower undertakes that its obligations hereunder do and will at all times rank at least pari passu with all other present and future unsecured obligations of the Borrower save for any obligations preferred by law.

16.8 Mergers

     The Borrower will not without the prior written consent of the Lender take any step with a view to dissolution, liquidation or winding-up.

16.9 Maintenance of status and franchises

     (a) The Borrower will do all such things as are necessary to maintain its corporate existence in good standing and to conduct its business in a proper and efficient manner and in compliance with all laws, regulations, authorisations, agreements and obligations applicable to it and pay all Taxes imposed on it when due.

     (b) The Borrower will and will procure that each other member of the Group will, ensure that it has the right and is duly qualified to conduct its business as it is or is intended as at the date hereof to be conducted in all applicable jurisdictions and will obtain and maintain all franchises and rights necessary for the conduct of its business.

16.10 Indebtedness

     Save with the consent of the Lender, no member of the Group will borrow or obtain credit or execute any guarantees or indemnities in favour of any person other than another member of the Group (other than any such guarantees which arise in the ordinary course of business) or incur any other Financial Indebtedness (in any such case if the total amount of such Financial Indebtedness would at any time exceed the Financial Indebtedness as at the date of this Agreement) to the extent that it will materially and adversely affect the value of the assets secured by the Security Documents.

16.11 Lending

     The Borrower will not and will procure that no other member of the Group will make or grant any loan or advance to the extent that it will materially and adversely affect the value of the assets secured by the Security Documents.


17.  EVENTS OF DEFAULT

17.1 There shall be an Event of Default if, for any reason and whether or not for a reason outside the control of the Borrower:-

     (a) Non-payment: the Borrower fails to pay any sum due from it under this Agreement or any Security Document to which it is a party within 10 days of the due date, in the currency and in the manner stipulated herein or therein Provided that such non-payment shall not constitute an Event of Default if it is solely due to administrative or technical reasons affecting the transfer of funds despite timely payment instructions having been given by the Borrower; or

     (b) Other Breach: the Borrower or any other Security Party fails duly to comply with any of its respective obligations (other than those referred to in Clause 17.1(a)) under this Agreement or any of the Security Documents within 10 days of the due date therefor and in respect only of a failure which in the opinion of the Lender is capable of remedy, does not remedy such failure to the Lender's satisfaction within 7 days after receipt of written notice from the Lender requiring it to do so; or

     (c) Breach of Representation: any representation or warranty made or deemed to be made or repeated by or in respect of the Borrower or any other Security Party in or pursuant to this Agreement or any of the Security Documents is or proves to have been incorrect or misleading in any respect considered by the Lender to be material; or

     (d) Consents: any consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by the Borrower or any other Security Party to authorise, or required by the Borrower or any other Security Party in connection with, the execution, delivery, performance, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents is modified in a manner unacceptable to the Lender or is not granted or is revoked or terminated or expires and is not renewed or otherwise ceases to be in full force and effect and, in any such case, such event is materially prejudicial to the Borrower's ability to perform its obligations hereunder; or

     (e) Creditors: a creditor attaches or takes possession of, or a distress, execution sequestration or other process is levied or enforced upon or sued out against, any of the material undertakings, assets, rights or revenues of any member of the Group and is not discharged within 20 days or any step is taken to enforce any present or future Security Interest on or over all or any substantial part of the assets or revenues of the Borrower and is not released or revoked within 20 days; or

     (f) Suspension of Debts: any member of the Group stops or suspends or threatens to stop or suspend payment of all or any material part of its debts or is unable or admits inability to pay its debts as they fall due or commences negotiations with one or more of its creditors or takes any proceedings or other step with a view to the general readjustment or rescheduling or a moratorium of all or part of its Financial Indebtedness or proposes a general assignment or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors or proceedings are commenced in relation to any member of the Group under any law, regulation or procedure relating to reconstruction or readjustment of debts; or

     (g) Winding-up: any person takes any action, or any proceedings are started or other steps taken by any person, for (i) any member of the Group to be adjudicated or found bankrupt or insolvent, (ii) the winding-up, re-organisation, reconstruction or dissolution of the Borrower or (iii) the appointment of a liquidator, administrator, trustee, receiver or similar officer of any member of the Group of the whole or a material part of their respective undertakings, assets, rights or revenues and such action, proceedings or steps are not discontinued, withdrawn or dismissed within 14 days; or

     (h) Other Jurisdictions: any event occurs or proceeding is taken with respect to any member of the Group in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in sub-clauses(e), (f) or (g); or

     (i) Suspension of Business or Expropriation: any member of the Group suspends or ceases or threatens to suspend or cease to carry on its business or any substantial part thereof or changes or threatens to change the nature or scope of its business or any governmental or other authority expropriates, seizes, or compulsorily acquires or threatens to expropriate, seize or compulsorily acquire all or any substantial part of its business or assets; or

     (j) Illegality: it becomes or will become unlawful at any time for the Borrower or any other Security Party to perform all or any of its respective obligations under this Agreement or any of the Security Documents or any of the respective obligations of the Borrower or any other Security Party under this Agreement or any of the Security Documents are not or cease to be or is claimed by it not to be legal, valid and binding and in full force and effect; or

     (k) Repudiation: the Borrower or any other Security Party repudiates this Agreement or any of the Security Documents or does or causes to be done any act or thing evidencing an intention to repudiate this
          Agreement or any of the Security Documents or any action or proceedings are commenced (and not withdrawn or dismissed within a period of 14 days after its commencement) to enjoin or restrain the performance of or compliance with any respective obligation of the Borrower or any other Security Party under this Agreement or any of the Security Documents or otherwise dispute the ability of the Borrower or any other Security Party to enter into, exercise its respective rights or perform or comply with any of its respective obligations under this Agreement or any of the Security Documents; or

     (l) Material adverse change: any other event occurs or circumstance arises which, in the reasonable opinion of the Lender (after consultation with the Borrower), is likely, materially and adversely to affect the ability of the Borrower to perform all or any of its respective obligations under or otherwise to comply with the terms of this Agreement or any of the Security Documents; or

     (m) Lenders shareholding: the Lender's percentage shareholding in the Borrower is reduced below 49.9% of the issued share capital of the Borrower by reason of any new Issue of Shares by the Borrower without the Lender's consent; or

     (n) Control of Borrower and its investment: New Epoch Holdings International Limited shall cease to hold at least 50.1% of the issued share capital of the Borrower or Mr. Fok Chun Yue shall cease to hold at least 50.1% of New Epoch Holdings International Limited.

17.2 Acceleration

     The Lender may, without prejudice to any other rights of the Lender, at any time after the happening of an Event of Default and so long as the same is continuing by notice to the Borrower:-

     (a) declare that the obligation of the Lender to make the Loan available shall be terminated, whereupon the Facility shall be reduced to zero forthwith; and/or

     (b) declare that the Loan, all interest and all other sums payable under this Agreement have become due and payable, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable without further demand or other legal formality of any kind; and/or

     (c) take any action, exercise any other right or pursue any other remedy conferred upon the Lender by this Agreement or any of the other Security Documents or by any applicable law or regulation or otherwise as a consequence of such Event of Default.

18.  ASSIGNMENT AND TRANSFER

18.1 Benefit of Agreement

     This Agreement shall be binding upon, and enure for the benefit of the Lender and the Borrower and their respective successors.

18.2 Assignments by Borrower

     The Borrower may not assign or transfer any of its rights or obligations under this Agreement.

18.3 Assignments by the Lender The Lender may assign or otherwise transfer or grant participations in all or any part of its rights under this Agreement and the Security Documents to any of its affiliates (an "Assignee") without the consent of the Borrower.

18.4 References

     If the Lender assigns or transfers all or any part of its rights, benefits and/or obligations in accordance with this Clause all relevant references in this Agreement and each Security Document to the Lender shall thereafter be construed as a reference to the Lender and/or its Assignee to the extent of their respective interests.

18.5 Disclosure

     The Lender may disclose on a confidential basis to a prospective assignee or transferee or to any other person who may propose entering into, or who has entered into, contractual relations with the Lender in relation to this Agreement such information about the Borrower and/or any other Security Party as the Lender shall consider necessary in connection with such assignment on transfer.

18.6 Transfer or Assignment

     In the event of any transfer or assignment pursuant to this Clause 18, the Borrower or any other Security Party shall not, by reason of such transfer or assignment or by reason of the place of incorporation or location of such transferee, participant, assignee or lending office, be obliged to pay any greater amount under this Agreement or any of the Security Documents than it would have been obliged to pay had no such transfer or assignment (as the case may be) taken place but so that this shall be without prejudice to any liability of the Borrower or any other Security Party to pay such Assignee or the Lender (as the case may be) any increased cost which arises subsequent to the date of such transfer or assignment.

19.  EXPENSES

19.1 Expenses

     The Borrower shall pay to the Lender on demand and in the currency specified by the Lender:-

     (a) all reasonable expenses (including legal, printing and out-of-pocket expenses) incurred by the Lender in connection with the negotiation, preparation, registration (where relevant) and execution of this Agreement and the Security Documents and any amendment of extension of or the granting of any waiver or consent under this Agreement or any of the Security Documents; and

     (b) all expenses (including legal and out-of-pocket expenses) incurred by the Lender in connection with, the enforcement of, or preservation of any rights under this Agreement or any of the Security Documents, or otherwise in respect of the moneys owing under this Agreement or any of the Security Documents together with interest at the Default Rate from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

19.2 Stamp Duty

     The Borrower shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Lender) imposed on or in connection with this Agreement , any Security Document, the Facility or the Loan and shall indemnify the Lender against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.


20.  SET-OFF

     Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Lender is at any time entitled whether by operation of law or contract or otherwise, the Lender may (but shall not be obliged to) set off against any obligation of the Borrower due and payable by it hereunder without prior notice any moneys held by the Lender for the account of the Borrower at any office of the Lender anywhere and in any currency. The Lender may effect such currency exchanges as are appropriate to implement such set-off.

21.  NOTICES

21.1 Notices

     Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally or by first-class prepaid letter (airmail if available), telex or facsimile transmission to the addresses set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

     (a)  in the case of a letter, on the 5th Banking Day after posting;

     (b) in the case of a telex or facsimile transmission, on the Banking Day immediately following the date of despatch;

21.2 Addresses

     Notices or communications shall be sent to the following addresses:-

     To the Borrower:-

                                    Name                   New Epoch Information
                                   (BVI) Limited
         Address                    Room 3606
                                    Shun Tak Center West Tower
                                    200 Connaught Road Central
                                    Hong Kong
         Fax                        (852) 2964-0221
         Attention                  Mr Benjamin Fok

         To the Lender:-

                                    Name               Hang Fung Gold Technology
                                    Limited
         Address                    Unit 25-32, 2/F, Block B
                                    Focal Industrial Centre
                                    21 Man Lok Street
                                    Hunghom
                                    Kowloon
                                    Hong Kong
         Fax                        (852) 2362-3034
         Attention                  Mr Patrick Wong

21.3 Language

     Each notice or document referred to herein or to be delivered hereunder shall be in the English language.


22.  WAIVERS, REMEDIES, SEVERABILITY AND COUNTERPARTS

22.1 Waivers

     No failure or delay on the part of the Lender to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

22.2 Remedies

     The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

22.3 Severability

     If any provision of this Agreement is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

22.4 Counterparts

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.


23.  GOVERNING LAW AND JURISDICTION

23.1 Governing Law

     This Agreement is governed by the law of the Hong Kong SAR.

23.2 Submission of Jurisdiction

     For the benefit of the Lender, the Borrower irrevocably agrees that the courts of the Hong Kong SAR are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in those courts and the Borrower irrevocably submits to the jurisdiction of those courts.

23.3 Other jurisdictions

     Nothing in this Clause shall limit the right of the Lender to take proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Lender from taking Proceedings in any other jurisdiction, whether concurrently or not.

23.4 Waiver of inconvenient forum

     The Borrower irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

23.5 Process Agent

     The Borrower hereby irrevocably authorises and appoints Mr Fok Chun Yue, Benjamin of Room 3606 Shun Tak Center West Tower, 200 Connaught Road Central, Hong Kong (or such other person being resident of or incorporated in Hong Kong as it may by notice to the other Party substitute) to accept service of all legal process arising out of or in connection with this Agreement and service on Mr Fok Chun Yue, Benjamin (or such substitute) shall be deemed to be service on the Borrower.

23.6 Service

     The Borrower irrevocably consents to any process in any Proceeding anywhere being served by mailing a copy by post in accordance with Clause 21 and such service shall become effective 7 days after mailing. Nothing shall affect the right to serve any process in any other manner permitted by law.

23.7 Waiver of Immunities

     To the extent that the Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from the jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Borrower hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.


IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SCHEDULE 1

Form of Drawdown Notice





 ........................., 2000


To:      [Name and address of Lender]




 HK$[           ] loan
 Facility Agreement dated ........................., 2000

We refer to the above Facility Agreement and hereby give you notice that we wish to draw down in  accordance  under the Loan namely  HK$....................,  on
 .........................,  2000.  The  funds  should be  credited  to [name and number of account] with [insert bank details].

We confirm that:-

(a) no event or circumstance has occurred and is continuing which constitutes a Default;

(b) the representations and warranties contained in the Facility Agreement are true and correct at the date hereof as if made with respect to the facts and circumstances existing at such date;

(c) the borrowing to be effected by the drawdown of the Loan will be within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded.

Words and expressions defined in the Facility Agreement shall have the same meanings where used herein.

                                            For and on behalf of
                                            New Epoch Information (BVI) Limited



                                            ....................................

SCHEDULE 2

Documents and evidence required as conditions precedent


1.       Fully executed original counterparts of each of:-

(a)  this Agreement;

(b) a legal charge in a form to the satisfaction of the Lender duly executed by New Epoch Holdings Limited over such number of shares (rounded up to the nearest integral number) of the Borrower to be calculated as follows (subject to a maximum of 50.1% of the then issued share capital of the Borrower):-

A  x   C
B

     A = the aggregate of the amount of Advance then subject to the Drawdown Notice and the principal amount of the Loan then outstanding

     B    = HK$374 million

     C    = total number of shares of the Borrower then in issue

(c) a certified copy of the board minutes of the chargor authorising the creation and execution of the charge;

(d) all notices, consents, acknowledgements and other documents required to be received, given or exchanged pursuant to this Agreement and the other Security Documents prior to drawdown of the Loan;

(e) a certificate in the form set out in Schedule 3 together with all the documents referred to therein.

2. Evidence that all governmental and other licences, approvals, consents, registrations and filings necessary for any matter or thing contemplated by this Agreement and the other Security Documents and for the legality, validity, priority, enforceability, admissibility in evidence and effectiveness thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or, in the case of effecting of any registrations and filings, that arrangements satisfactory to the Lender have been made for the effecting of the same within any applicable time limit).

3. Arrangements satisfactory to the Lender have been made for all expenses (referred to in Clause 19.2), including without limitation all legal fees, incurred on or prior to the proposed Drawdown Date, to be paid.

4.   Such other documents and evidence as the Lender may reasonably require.

SCHEDULE 3

Certificate of the Borrower




[                     ], 2000


To:      [Name and address of the Lender]


I refer to a loan facility agreement (the "Facility Agreement") dated [ ], 2000 between (1) [ ] as borrower (the "Borrower") and (2) [_____________________________] as lender (the "Lender") in relation to a loan facility in the maximum aggregate of HK$50 million to be made available on the terms and conditions set out therein.

I am a Director of the Borrower and hereby certify as follows:-

1.   I am duly authorised to give this Certificate.

2. Powers: Delivered with this Certificate and signed or initialled by me for the purpose of identification is a true, complete and up-to-date copy of the Memorandum of Association and Bye-laws of the Borrower as in effect when it signed the Facility Agreement and on the date of this Certificate. The Borrower is carrying on a business authorised under its Memorandum of Association. Neither the entry into the Facility Agreement by the Borrower, nor the exercise of its rights and/or performance of or compliance with its obligations under the Facility Agreement does or will violate, or exceed any borrowing or other power or restriction granted or imposed by, its Memorandum of Association and Bye-laws.

3. Due Authorisation: Delivered with this Certificate and signed or initialled by me for the purpose of identification is a true and complete copy of the Minutes of a duly convened meeting of the Board of Directors of the Borrower duly held on [ ], 2000 at which a duly constituted quorum of Directors was present throughout and at which the Resolutions set out in the Minutes were duly passed. Each of those Resolutions remains in full force and effect without modification. Those Resolutions constitute all action necessary on the part of the Borrower to approve the Facility Agreement and to authorise the signing of the Facility Agreement and the giving of any communications and/or taking of any other action required under or in connection with the Facility Agreement on behalf of the Borrower.

4. Due Execution: The Facility Agreement has been unconditionally signed and delivered by the Borrower. The persons who signed the Facility Agreement on behalf of the Borrower were duly authorised signatories of the Borrower when the Facility Agreement was entered into.

5. Consents: No Consents are or will be required by or in relation to the Borrower for any of the purposes stated in Clause 15.1(e) of the Facility Agreement.





 ...............................................
Director of New Epoch Information (BVI) Limited

SIGNATURE PAGE


The Borrower

SIGNED by                                                     )
for and on behalf of                                          )
NEW EPOCH INFORMATION (BVI) LIMITED                           )






The Lender

SIGNED by                                                      )
                                                               )
for and on behalf of                                           )
HANG FUNG GOLD TECHNOLOGY LIMITED                              )

Private and Confidential




                                    Dated                   , 2000




                                    NEW EPOCH INFORMATION (BVI) LIMITED
                                    (as Borrower)


                                    and


                                    HANG FUNG GOLD TECHNOLOGY LIMITED
                                    (the Lender)







                                     FACILITY AGREEMENT












                                     RICHARDS BUTLER
                                     HONG KONG

                                TABLE OF CONTENTS


CLAUSE NO.            CLAUSE HEADING PAGE NO.

1.       DEFINITIONS AND CONSTRUCTION
2.       THE FACILITY
3.       PURPOSE
4.       THE LOAN
5.       CONDITIONS PRECEDENT
6.       REPAYMENT
7.       PREPAYMENTS AND CANCELLATION
8.       INTEREST
9.       SUBSTITUTE BASIS
10.      INCREASED COSTS
11.      ILLEGALITY
12.      INDEMNITIES
13.      PAYMENTS
14.      TAXES
15.      REPRESENTATIONS AND WARRANTIES
16.      UNDERTAKINGS
17.      EVENTS OF DEFAULT
18.      ASSIGNMENT AND TRANSFER
19.      EXPENSES
20.      SET-OFF
21.      NOTICES
22.      WAIVERS, REMEDIES, SEVERABILITY AND COUNTERPARTS
23.      GOVERNING LAW AND JURISDICTION

SCHEDULE 1 - FORM OF DRAWDOWN NOTICE
SCHEDULE 2 - DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT
SCHEDULE 3 - CERTIFICATE OF THE BORROWER